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                                                                   EXHIBIT 10.19

                              PLAN OF ARRANGEMENT
                               UNDER SECTION 182
                   OF THE BUSINESS CORPORATIONS ACT (ONTARIO)

                                   ARTICLE 1

                                 INTERPRETATION

1.1    DEFINITIONS

      In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

      "ACT" means the Business Corporations Act (Ontario), R.S.O. 1990, c. B.16.

      "ARRANGEMENT" means the arrangement under section 182 of the Act on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments thereto made in accordance with section 10.4 of the Arrangement Agreement or made at the direction of the Court in the Final Order.

      "ARRANGEMENT AGREEMENT" means the agreement made between Source and Cableshare as of November 13, 1996, as amended, supplemented and/or restated in accordance therewith prior to the Effective Date, providing for, among other things, the Arrangement.

      "ARRANGEMENT RESOLUTION" means the special resolution passed by the holders of the Class A Shares and Class B Shares at the Cableshare Shareholders' Meeting.

      "AUTOMATIC REDEMPTION DATE" has the meaning ascribed thereto in the Exchangeable Share Provisions.

      "AVERAGE TRADING PRICE OF SOURCE COMMON SHARES" means the number that equals the weighted average trading price, denominated in U.S. dollars, of Source Common Shares as reported on NASDAQ for the 20 days on which trading took place on NASDAQ ending on the Determination Date.

      "BUSINESS DAY" means a day which is not a Saturday, Sunday, a statutory holiday within the meaning of the Interpretation Act (Canada) or a day on which banks are required or permitted by law to be closed for business in Toronto, Ontario.

      "CABLESHARE" means Cableshare Inc., a corporation subsisting under the Act.

      "CABLESHARE INFORMATION CIRCULAR" means the management information circular of Cableshare to be prepared and sent to the shareholders of Cableshare in connection with the Cableshare Shareholders' Meeting.

      "CABLESHARE NEW COMMON SHARES" means shares in the class of common shares in the capital of Cableshare described in either paragraph 2.2(a)(i) or 2.3(a)(ii), as applicable.

      "CABLESHARE SHAREHOLDERS' MEETING" means the annual and special meeting of the shareholders of Cableshare (including any adjournment thereof) that is to be convened as provided by the Interim Order to consider, and if deemed advisable, approve the Arrangement.

      "CERTIFICATE" means the certificate of arrangement giving effect to the reorganization of, and amendments to, the share capital of Cableshare effected by the Arrangement, issued pursuant to subsection 183(2) of the Act after the Articles of Arrangement have been filed.

      "CLASS A SHARES" means the Class A Subordinate Voting Shares without par value in the capital of Cableshare.

      "CLASS B SHARES" means the Class B Multiple Voting Shares without par value in the capital of Cableshare.

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      "COURT" means the Ontario Court of Justice (General Division).

      "DEPOSITARY" means Montreal Trust Company of Canada at its principal office in Toronto, Ontario.

      "DETERMINATION DATE" means the day which is the second Business Day prior to the date of the Cableshare Shareholders' Meeting.

      "DETERMINATION DATE FOREIGN EXCHANGE RATE" means the number (including any decimal fraction) which is the value in Canadian dollars of one U.S. dollar at the rate of exchange equal to the Bank of Canada's noon rate for such currencies on the Determination Date.

      "DISSENT PROCEDURES" has the meaning set out in section 3.1.

      "DISSENTING SHAREHOLDER" means a holder of Class A Shares or Class B Shares who dissents in respect of the Arrangement in strict compliance with the Dissent Procedures.

      "EFFECTIVE DATE" means the date shown on the Certificate.

      "EFFECTIVE TIME" means 12:01 a.m. on the Effective Date.

      "ELECTED CABLESHARE SHARE" means any Class A Share or Class B Share that the holder shall have elected, in a duly completed Letter of Transmittal received by the Transfer Agent no later than 5:00 p.m. (Toronto time) on the second Business Day immediately preceding the day of the Cableshare Shareholders' Meeting, to exchange and convert under the Arrangement into a fraction of an Exchangeable Share.

      "EXCHANGE RATIO" means the number equal to the lesser of: (a) the Average Trading Price of Source Common Shares multiplied by the Determination Date Foreign Exchange Rate and divided by C$2.25; and (b) 7.5.

      "EXCHANGEABLE SHARE CONDITION" shall mean the condition to be satisfied for Exchangeable Shares to be authorized and issued pursuant to the Arrangement.

      "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares.

      "EXCHANGEABLE SHARES" means shares in the class of NonVoting Exchangeable Shares in the capital of Cableshare described in paragraph 2.2(a)(ii).

      "FINAL ORDER" means the final order of the Court approving the Arrangement.

      "INTERIM ORDER" means the interim order of the Court made in connection with the process for obtaining shareholder approval of the Arrangement and related matters.

      "LETTER OF TRANSMITTAL" means a Letter of Transmittal in the form accompanying the Cableshare Information Circular.

      "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in subsection 5.1(a).

      "LIQUIDATION DATE" has the meaning ascribed thereto in the Exchangeable Share Provisions.

      "NASDAQ" means the National Association of Securities Dealers Automated Quotation National System.

      "PERSON" includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, government body, syndicate or other entity, whether or not having legal status.

      "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in subsection 5.2(a).

      "SOURCE" means Source Media, Inc., a corporation subsisting under the laws of the State of Delaware.

      "SOURCE AFFILIATE" means either of IT Network, Inc., a Texas corporation, or 997758 Ontario Inc., an Ontario corporation, and "SOURCE AFFILIATES" means both of them.

      "SOURCE COMMON SHARE" means a share of common stock of Source, par value U.S.$0.001.

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1.2    SECTIONS AND HEADINGS

      The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section or an Appendix refers to the specified section of or Appendix to this Plan of Arrangement.

1.3    NUMBER, GENDER AND PERSONS

      In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing Persons include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

                                   ARTICLE 2

                                  ARRANGEMENT

2.1    SATISFACTION OF EXCHANGEABLE SHARE CONDITION

      The Exchangeable Share Condition shall be deemed to have been satisfied if the number of Elected Cableshare Shares exceeds 50% of the number of Cableshare Shares held of record on the record date for the Cableshare Shareholders' Meeting by Persons having an address in Canada as indicated in the shareholder register of Cableshare maintained by the Transfer Agent, and it shall be deemed not to have been satisfied in every other circumstance.

2.2    ARRANGEMENT -- WITH SATISFACTION OF EXCHANGEABLE SHARE CONDITION

      At the Effective Time on the Effective Date, provided that the Exchangeable Share Condition shall have been satisfied, the capital of Cableshare shall be reorganized, in the course of which the following shall occur and shall be deemed to occur in the following order without any further act or formality:

      (a) the authorized share capital of Cableshare shall be increased by the creation of:

          (i) an unlimited number of a new class of common shares ("Cableshare New Common Shares");

          (ii) an unlimited number of a new class of exchangeable shares ("Exchangeable Shares"); and

          (iii) an unlimited number of a new class of preference shares, issuable in series,

          and each such class shall have attached thereto the rights, privileges, restrictions and conditions respectively set out in Appendix A hereto;

      (b) the authorized share capital of Cableshare shall be decreased by cancelling all of the authorized but unissued Class A Shares and Class B Shares;

      (c) each shareholder of Cableshare who has properly elected to do so shall have the Elected Cableshare Shares held by it exchanged for and converted into that number of Exchangeable Shares that is equal to the number of Elected Cableshare Shares held of record by it divided by the Exchange Ratio, and the Elected Cableshare Shares shall thereupon be cancelled and the name of each such holder shall be removed from the registers of holders of Class A Shares and Class B Shares and added to the register of holders of Exchangeable Shares accordingly;

      (d) the Class A Shares and Class B Shares held of record by each other Cableshare Shareholder (other than Dissenting Shareholders who are ultimately entitled to be paid the fair value of the Class A Shares and Class B Shares held by them and other than Source Affiliates) will automatically be exchanged for that number of fully paid and non-assessable Source Common Shares equal to the number of Class A Shares and Class B Shares so exchanged divided by the Exchange Ratio;

      (e) in connection with the exchange referred to in subsection 2.2(d) above, each holder of Class A Shares and Class B Shares (other than Dissenting Shareholders who are ultimately entitled to be

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          paid the fair value of the Class A Shares and Class B Shares held by them and other than Source Affiliates), will be deemed to have transferred each Class A Share and Class B Share held of record by it to Source and Source will issue in exchange to each such holder that number of fully paid and non-assessable Source Common Shares equal to the number of Class A Shares and Class B Shares so transferred by such holder divided by the Exchange Ratio, and the name of each such holder will be removed from the register of holders of Class A Shares and Class B Shares and added to the register of holders of Source Common Shares accordingly;

      (f) upon the exchange referred to in subsection 2.2(d) above, Source shall become the holder of all the issued and outstanding Class A Shares and Class B Shares, other than those held by Source Affiliates, and Source's name will be added to the register of holders of Class A Shares and Class B Shares accordingly; and

      (g) immediately following the exchanges and conversions of shares outlined above, each issued and outstanding Class A Share and Class B Share will be converted into one Cableshare New Common Share, and such Class A Shares and Class B Shares shall thereupon be cancelled and the name of each holder thereof be removed from the registers of holders of Class A Shares and Class B Shares and added to the register of holders of Cableshare New Common Shares accordingly.

2.3    ARRANGEMENT -- WITHOUT SATISFACTION OF EXCHANGEABLE SHARE CONDITION

      At the Effective Time on the Effective Date, in every circumstance other than that governed by section 2.2, the capital of Cableshare shall be reorganized, in the course of which the following shall occur and shall be deemed to occur in the following order without any further act or formality:

      (a) the authorized share capital of Cableshare shall be increased by the creation of:

          (i) an unlimited number of a new class of common shares ("Cableshare New Common Shares"); and

          (ii) an unlimited number of a new class of preference shares, issuable in series,

          and each such class shall have attached thereto the rights, privileges, restrictions and conditions respectively set out in Appendix A hereto;

      (b) the authorized share capital of Cableshare shall be decreased by cancelling all of the authorized but unissued Class A Shares and Class B Shares;

      (c) the Class A Shares and Class B Shares held of record by each Cableshare Shareholder (other than Dissenting Shareholders who are ultimately entitled to be paid the fair value of the Class A Shares and Class B Shares held by them and other than Source Affiliates) will automatically be exchanged for that number of fully paid and non-assessable Source Common Shares equal to the number of Class A Shares and Class B Shares so exchanged divided by the Exchange Ratio;

      (d) in connection with the exchange referred to in subsection 2.3(c) above, each holder of Class A Shares and Class B Shares (other than Dissenting Shareholders who are ultimately entitled to be paid the fair value of the Class A Shares and Class B Shares held by them and other than Source Affiliates) will be deemed to have transferred each Class A Share and Class B Share held of record by it to Source and Source will issue in exchange to each such holder that number of fully paid and non-assessable Source Common Shares equal to the number of Class A Shares and Class B Shares so transferred by such holder divided by the Exchange Ratio, and the name of each such holder will be removed from the registers of holders of Class A Shares and Class B Shares and added to the register of holders of Source Common Shares accordingly;

      (e) upon the exchange referred to in subsection 2.3(c) above, Source shall become the holder of all the issued and outstanding Class A Shares and Class B Shares, other than those held by Source Affiliates, and Source's name will be added to the registers of holders of Class A Shares and Class B Shares accordingly; and

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      (f) immediately following the exchanges and conversion of shares outlined above, each issued and outstanding Class A Share and Class B Share will be converted into one Cableshare New Common Share and such Class A Shares and Class B Shares shall thereupon be cancelled and the name of each holder thereof will be removed from the registers of holders of Class A Shares and Class B Shares and added to the register of holders of Cableshare New Common Shares accordingly.

2.4    STATED CAPITAL

       For purposes of the Act:

      (a) the aggregate stated capital attributable to the Cableshare New Common Shares will be equal to the aggregate stated capital attributable to the Class A Shares and Class B Shares exchanged for and converted into the Cableshare New Common Shares, as it was immediately prior to the Effective Time; and

      (b) the aggregate stated capital of all Exchangeable Shares issued on the conversion described in subsection 2.2(c), in the event the Exchangeable Share Condition is satisfied, will be equal to the aggregate stated capital attributable to the Class A Shares and Class B Shares exchanged for and converted into Exchangeable Shares, as it was immediately prior to the Effective Time.

                                   ARTICLE 3

                               RIGHTS OF DISSENT

3.1   RIGHTS OF DISSENT

      Holders of Class A Shares and Class B Shares may exercise rights of dissent with respect to such shares pursuant to and in the manner set forth in section 185 of the Act and this section 3.1 (the "Dissent Procedures") in connection with the Arrangement and holders who duly exercise such rights of dissent and who:

      (a) are ultimately entitled to be paid fair value for their Class A Shares and Class B Shares shall be deemed to have transferred such Class A Shares and Class B Shares to Source for cancellation on the Effective Date; or

      (b) are ultimately not entitled, for any reason, to be paid fair value for their Class A Shares and Class B Shares shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting holder of Class A Shares or Class B Shares other than a holder of Elected Cableshare Shares, and shall receive Source Common Shares on the basis determined in accordance with subsection 2.2(d) or 2.3(c) (as applicable) of this Plan of Arrangement, but in no case shall Source or Cableshare or any other Person be required to recognize such holders as holders of Class A Shares, Class B Shares or Cableshare New Common Shares after the Effective Time, and the names of such holders of Class A Shares and Class B Shares shall be deleted from the registers of holders of Class A Shares and Class B Shares at the Effective Time in the manner provided in section 2.2 or 2.3 (as applicable).

                                   ARTICLE 4

                       CERTIFICATES AND FRACTIONAL SHARES

4.1   ISSUANCE OF CERTIFICATES REPRESENTING EXCHANGEABLE SHARES

      At or promptly after the Effective Time, in the event the Exchangeable Share Condition has been satisfied, Cableshare shall deposit with the Depositary, for the benefit of the holders of Elected Cableshare Shares, certificates representing the Exchangeable Shares issued pursuant to subsection 2.2(c) upon the exchange and conversion of outstanding Elected Cableshare Shares. Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented one or more outstanding Elected Cableshare Shares that were exchanged for and converted into one or more Exchangeable Shares under the Arrangement, together with such other documents and instruments as would have been

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required to effect the transfer of the shares formerly represented by such certificate under the Act and the by-laws of Cableshare and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to section 4.3 and any cash in lieu of fractional Exchangeable Shares pursuant to section 4.4), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Elected Cableshare Shares that is not registered in the transfer records of Cableshare, and in the event the Exchangeable Share Condition has been satisfied, a certificate representing the proper number of Exchangeable Shares may be issued to the transferee if the certificate representing such Elected Cableshare Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this section 4.1, and in the event the Exchangeable Share Condition has been satisfied, each certificate which immediately prior to the Effective Time represented outstanding Elected Cableshare Shares that were converted into Exchangeable Shares shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (i) the certificate representing Exchangeable Shares as contemplated by this section 4.1, (ii) a cash payment in lieu of any fractional Exchangeable Shares as contemplated by section 4.4, and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Exchangeable Shares as contemplated by section 4.3.

4.2   EXCHANGE OF CERTIFICATES FOR SOURCE COMMON SHARES

      At or promptly after the Effective Time, Source shall deposit with the Depositary, for the benefit of the holders of Class A Shares and Class B Shares exchanged for Source Common Shares pursuant to subsection 2.2(d) or 2.3(c) (as applicable), certificates representing the Source Common Shares issued pursuant to subsection 2.2(d) or 2.3(c) (as applicable) in exchange for outstanding Class A Shares and Class B Shares. Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Class A Shares or Class B Shares that were exchanged for Source Common Shares, together with such other documents and instruments as would have been required to effect the transfer of the shares formerly represented by such certificate under the Act and the by-laws of Cableshare and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Source Common Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to section 4.3 and any cash in lieu of fractional Source Common Shares pursuant to section 4.4), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Class A Shares or Class B Shares (other than, in the event the Exchangeable Share Condition has been satisfied, Elected Cableshare Shares) which is not registered in the transfer records of Cableshare, a certificate representing the proper number of Source Common Shares may be issued to the transferee if the certificate representing such Class A or Class B Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this section 4.2, each certificate which immediately prior to the Effective Time represented one or more outstanding Class A Shares or Class B Shares that were exchanged for one or more Source Common Shares shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender
(i) the certificate representing Source Common Shares as contemplated by this section 4.2, (ii) a cash payment in lieu of any fractional Source Common Shares as contemplated by section 4.4 and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Source Common Shares as contemplated by section 4.3.

4.3   DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED CERTIFICATES

      No dividends or other distributions declared or made after the Effective Time with respect to Exchangeable Shares or Source Common Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Class A Shares or Class B Shares that were converted and/or exchanged pursuant to section 2.2

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or 2.3 (as applicable), and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to section 4.4, unless and until the holder of record of such certificate shall surrender such certificate in accordance with section 4.1 or 4.2. Subject to applicable law, at the time of such surrender of any such certificate, there shall be paid to the record holder of the certificates representing whole Exchangeable Shares or Source Common Shares, as the case may be, without interest (i) the amount of any cash payable in lieu of a fractional Exchangeable Share or Source Common Share to which such holder is entitled pursuant to section 4.4, (ii) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Exchangeable Share or Source Common Share, as the case may be, and (iii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Exchangeable Share or Source Common Share, as the case may be.

4.4   NO FRACTIONAL SHARES

      No certificates or scrip representing fractional Exchangeable Shares or Source Common Shares shall be issued upon the surrender for exchange of certificates pursuant to section 4.1 or 4.2 and, subject to the last sentence of this section 4.4, no dividend, stock split or other change in the capital structure of Cableshare or Source shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of Cableshare or Source. In lieu of any such fractional securities:

      (a) each Person entitled to a fractional interest in an Exchangeable
          Share will receive a cash payment equal to such Person's pro rata portion of the net proceeds after expenses received by the Depositary upon the sale of whole shares representing an accumulation of all fractional interests in Exchangeable Shares to which all such Persons would otherwise be entitled. The Depositary will sell such Exchangeable Shares involved by private sale as soon as reasonably practicable following the Effective Date. The aggregate net proceeds after expenses of such sale will be distributed by the Depositary, pro rata in relation to the respective fractions, among the Persons otherwise entitled to receive fractional interests in Exchangeable Shares; and

      (b) each Person entitled to a fractional interest in a Source Common
          Share will receive a cash payment equal to such Person's pro rata portion of the net proceeds after expenses received by the Depositary upon the sale of whole shares representing an accumulation of all fractional interests in Source Common Shares to which all such Persons would otherwise be entitled. The Depositary will sell such Source Common Shares involved on NASDAQ as soon as practicable following the Effective Date. The aggregate net proceeds after expenses of such sale will be distributed by the Depositary, pro rata in relation to the respective fractions, among the Persons otherwise entitled to receive fractional interests in Source Common Shares.

4.5   LOST CERTIFICATES

      In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Class A Shares or Class B Shares that were converted and/or exchanged pursuant to section 2.2 or 2.3 (as applicable) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, one or more certificates representing one or more Exchangeable Shares or Source Common Shares (and any dividends or distributions with respect thereto and any cash pursuant to section 4.4) deliverable in respect thereof as determined in accordance with section 2.2 or 2.3 (as applicable). When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom certificates representing Exchangeable Shares or Source Common Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to Cableshare or Source, as the case may be, in such sum as Cableshare or Source may, acting reasonably, direct or otherwise indemnify Cableshare or Source in a manner satisfactory to Cableshare or Source, acting reasonably, against any claim that may be made against Cableshare or Source with respect to the certificate alleged to have been lost, stolen or destroyed.

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4.6   EXTINCTION OF RIGHTS

      Any certificate which immediately prior to the Effective Time represented outstanding Class A Shares or Class B Shares that were converted and/or exchanged pursuant to section 2.2 or 2.3 (as applicable) and not deposited, with all other instruments required by section 4.1 or 4.2, on or prior to the third anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of Cableshare or Source. On such date, the Exchangeable Shares or Source Common Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to Cableshare or Source, as the case may be, together with all entitlements to dividends, distributions and interests thereon held for such former registered holder.

4.7   WITHHOLDING RIGHTS

      Cableshare, Source and the Transfer Agent shall be entitled to deduct and withhold from any dividend or consideration otherwise payable under this Plan of Arrangement to any holder of Class A Shares, Class B Shares, Cableshare New Common Shares, Source Common Shares or Exchangeable Shares such amounts as Cableshare, Source or the Transfer Agent is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, Cableshare, Source and the Transfer Agent are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Cableshare, Source or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and Cableshare, Source or the Transfer Agent shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

                                   ARTICLE 5

            CERTAIN RIGHTS OF SOURCE TO ACQUIRE EXCHANGEABLE SHARES

5.1   SOURCE LIQUIDATION CALL RIGHT

      (a) Source shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of Cableshare pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Source of an amount per share equal to (a) the Current Market Price (as defined in the Exchangeable Share Provisions) of a Source Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one Source Common Share, plus (b) an additional amount equivalent to the full amount of all dividends then declared and unpaid on such Exchangeable Share (collectively the "Liquidation Call Purchase Price"). In the event of the exercise of the Liquidation Call Right by Source, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Source on the Liquidation Date on payment by Source to the holder of the Liquidation Call Purchase Price for each such share.

      (b) To exercise the Liquidation Call Right, Source must notify Cableshare's transfer agent (the "Transfer Agent"), as agent for the holders of Exchangeable Shares, and Cableshare of Source's intention to exercise such right at least 45 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of Cableshare and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of Cableshare. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not Source has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by Source. If Source exercises the Liquidation Call

          Right, then on the Liquidation Date, Source will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

      (c) For the purposes of completing the purchase of the Exchangeable
          Shares pursuant to the Liquidation Call Right, Source shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of Source Common Shares deliverable by Source in payment of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price less any amounts withheld pursuant to section 4.7 hereof. Provided that the total Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Source upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Source Common Shares delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of Cableshare and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Source shall deliver to such holder, certificates representing the Source Common Shares to which the holder is entitled and a cheque or cheques of Source payable at par and in Canadian dollars at any branch of the bankers of Source or of Cableshare in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price less any amounts withheld pursuant to section 4.7 hereof. If Source does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by Cableshare in connection with the liquidation, dissolution or winding-up of Cableshare pursuant to Article 5 of the Exchangeable Share Provisions.

5.2   SOURCE REDEMPTION CALL RIGHT

      (a) Source shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by Cableshare pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Source to the holder of an amount per share equal to (a) the Current Market Price (as defined in the Exchangeable Share Provisions) of a Source Common Share on the last Business Day prior to the Automatic Redemption Date which shall be satisfied in full by causing to be delivered to such holder one Source Common Share plus
          (b) an additional amount equivalent to the full amount of all dividends then declared and unpaid on such Exchangeable Share (collectively the "Redemption Call Purchase Price"). In the event of the exercise of the Redemption Call Right by Source, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Source on the Automatic Redemption Date on payment by Source to the holder of the Redemption Call Purchase Price for each such share.

      (b) To exercise the Redemption Call Right, Source must notify the
          Transfer Agent, as agent for the holders of Exchangeable Shares, and Cableshare of Source's intention to exercise such right at least 125 days before the Automatic Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not Source has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by Source. If Source exercises the Redemption Call Right, on the Automatic Redemption Date,

          Source will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

      (c) For the purposes of completing the purchase of the Exchangeable
          Shares pursuant to the Redemption Call Right, Source shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, certificates representing the aggregate number of Source Common Shares deliverable by Source in payment of the total Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price less any amounts withheld pursuant to section 4.7 hereof. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Source upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the Source Common Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other document and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of Cableshare and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Source shall deliver to such holder, certificates representing the Source Common Shares to which the holder is entitled and a cheque or cheques of Source payable at par and in Canadian dollars at any branch of the bankers of Source or of Cableshare in Canada in payment of the remaining portion, if any, of the total Redemption Call Purchase Price less any amounts withheld pursuant to section 4.7 hereof. If Source does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by Cableshare in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

                                   ARTICLE 6

                                   AMENDMENTS

6.1   AMENDMENTS TO PLAN OF ARRANGEMENT

      Cableshare reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) approved by Source, (iii) filed with the Court and, if made following the Cableshare Shareholders' Meeting, be approved by the Court, and (iv) communicated to holders of Class A Shares and Class B Shares if and as required by the Court.

      Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Cableshare at any time prior to the Cableshare Shareholders' Meeting (provided that Source shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Cableshare Shareholders' Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

      Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Cableshare Shareholders' Meeting shall be effective only if (i) it is consented to by each of Cableshare and Source, and
(ii) if required by the Court, it is consented to by holders of the Class A Shares and Class B Shares voting in the manner directed by the Court.

                       APPENDIX A TO PLAN OF ARRANGEMENT
                               OF CABLESHARE INC.

                     PROVISIONS ATTACHING TO COMMON SHARES

      The common shares in the capital of Cableshare shall have attached thereto the following rights, privileges, restrictions and conditions:

DIVIDENDS

      Subject to the prior rights of the holders of any shares ranking senior to the common shares with respect to priority in the payment of dividends, the holders of common shares shall be entitled to receive dividends and Cableshare shall pay dividends thereon, as and when declared by the board of directors of Cableshare out of moneys properly applicable to the payment of dividends, in such amount and in such form as the board of directors may from time to time determine and all dividends which the directors may declare on the common shares shall be declared and paid in equal amounts per share on all common shares at the time outstanding.

DISSOLUTION

      In the event of the dissolution, liquidation or winding-up of Cableshare, whether voluntary or involuntary, or any other distribution of assets of Cableshare among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of the Exchangeable Non-Voting Shares and to any other shares ranking senior to the common shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, holders of common shares shall be entitled to receive the remaining property and assets of Cableshare rateably in accordance with the number of common shares held.

VOTING RIGHTS

      The holders of common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of Cableshare and shall have one vote for each common share held at all meetings of the shareholders of Cableshare, except for meetings at which only holders of another specified class or series of shares of Cableshare are entitled to vote separately as a class or series.

                  PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

      The Exchangeable Non-Voting Shares in the capital of Cableshare shall have the following rights, privileges, restrictions and conditions:

                                   ARTICLE 1

                                 INTERPRETATION

      For the purposes of these share provisions:

      "AFFILIATE" of any person means any other person directly or indirectly controlled by, or under common control with, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

      "AUTOMATIC REDEMPTION DATE" means the date for the automatic redemption by Cableshare of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be December --, 2001, unless

      (a) such date shall be extended at any time or from time to time to a specified later date by the Board of Directors, or

      (b) such date shall be accelerated at any time to a specified earlier date by the Board of Directors if at such time there are fewer than 500,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by Source and its Affiliates) and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares, in each case upon at least 60 days' prior written notice of any such extension or acceleration, as the case may be, to the registered holders of the Exchangeable Shares, in which case the Automatic Redemption Date shall be such later or earlier date; provided, however, that the accidental failure or omission to give any such notice of extension or acceleration, as the case may be, to less than 10% of such holders of Exchangeable Shares shall not affect the validity of such extension or acceleration.

      "BOARD OF DIRECTORS" means the board of directors of Cableshare.

      "BUSINESS DAY" means a day which is not a Saturday, Sunday, a statutory holiday within the meaning of the Interpretation Act (Canada) or a day on which banks are required or permitted by law to be closed for business in Toronto, Ontario.

      "CABLESHARE" means Cableshare Inc., a corporation subsisting under the laws of the Province of Ontario.

      "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying

      (a) the Foreign Currency Amount by

      (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

      "CLASS A PREFERENCE SHARES" means the Class A Preference Shares of Cableshare.

      "COMMON SHARES" means the common shares of Cableshare.

      "CURRENT MARKET PRICE" means, in respect of a Source Common Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and asked prices of Source Common Shares during a period of 20 consecutive trading days ending not more than five trading days before such date on the National Market System of the National Association of Securities Dealers Automated Quotation System, or, if the Source Common Shares are not then quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System, on such other stock exchange or automated quotation system on which the Source Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Source Common Shares during such period does not create a market which reflects the fair market value of a Source Common Share, then the Current Market Price of a Source Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

      "EXCHANGEABLE SHARES" mean the Exchangeable Non-Voting Shares of Cableshare having the rights, privileges, restrictions and conditions set forth herein.

      "LIQUIDATION AMOUNT" has the meaning ascribed thereto in Section 5.1 of these share provisions.

      "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in the Plan of Arrangement.

      "LIQUIDATION DATE" has the meaning ascribed thereto in Section 5.1 of these share provisions.

      "PLAN OF ARRANGEMENT" means the plan of arrangement relating to the arrangement of Cableshare under section 182 of the Business Corporations Act (Ontario), to which plan these share provisions are attached.

      "PURCHASE PRICE" has the meaning ascribed thereto in Section 6.3 of these share provisions.

      "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in the Plan of Arrangement.

      "REDEMPTION PRICE" has the meaning ascribed thereto in Section 7.1 of these share provisions.

      "RETRACTED SHARES" has the meaning ascribed thereto in Section 6.1(a) of these share provisions.

      "RETRACTION CALL RIGHT" has the meaning ascribed thereto in Section 6.1(c) of these share provisions.

      "RETRACTION DATE" has the meaning ascribed thereto in Section 6.1(b) of these share provisions.

      "RETRACTION PRICE" has the meaning ascribed thereto in Section 6.1 of these share provisions.

      "RETRACTION REQUEST" has the meaning ascribed thereto in Section 6.1 of these share provisions.

      "SOURCE" means Source Media, Inc., a corporation subsisting under the laws of the State of Delaware, and any successor corporation thereto.

      "SOURCE CALL NOTICE" has the meaning ascribed thereto in Section 6.3 of these share provisions.

      "SOURCE COMMON SHARES" mean the shares of common stock of Source, par value of US $0.001 per share, and any other securities into which such shares may be changed.

      "SOURCE DIVIDEND DECLARATION DATE" means the date on which the Board of Directors of Source declares any dividend on the Source Common Shares.

      "SUPPORT AGREEMENT" means the Support Agreement between Source and
      Cableshare, made as of    --   , 1996.

      "TRANSFER AGENT" means the Secretary of Cableshare or such other person as may from time to time be appointed by Cableshare as the registrar and transfer agent for the Exchangeable Shares.

      "TRUSTEE" means    --   , a corporation organized and existing under the
      laws of Canada and any successor trustee appointed under the Voting and Exchange Trust Agreement.

      "VOTING AND EXCHANGE TRUST AGREEMENT" means the Voting and Exchange Trust
      Agreement between Cableshare, Source and the Trustee, made as of    --   ,
      1996.

                                   ARTICLE 2

                         RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares, the Class A Preference Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of Cableshare, whether voluntary or involuntary, or any other distribution of the assets of Cableshare among its shareholders for the purpose of winding up its affairs.

                                   ARTICLE 3

                                   DIVIDENDS

3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Source Dividend Declaration Date, declare a dividend on each Exchangeable Share:

      (a) in the case of a cash dividend declared on the Source Common Shares, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent on the Source Dividend Declaration Date of the cash dividend declared on each Source Common Share;

      (b) in the case of a stock dividend declared on the Source Common Shares to be paid in Source Common Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Source Common Shares to be paid on each Source Common Share; or

      (c) in the case of a dividend declared on the Source Common Shares in property other than cash or Source Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.5 hereof) the type and amount of property declared as a dividend on each Source Common Share.

Such dividends shall be paid out of money, assets or property of Cableshare properly applicable to the payment of dividends, or out of authorized but unissued shares of Cableshare, as applicable.

3.2 Cheques of Cableshare payable at par at any branch of the bankers of Cableshare shall be issued in respect of any cash dividends contemplated by
Section 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by Cableshare in such manner as it shall determine and the issuance, distribution or transfer thereof by Cableshare to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against Cableshare any dividend that is represented by a cheque that has not been duly presented to Cableshare's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Source Common Shares.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which Cableshare shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.5 The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require), economic equivalence for the purposes of Section 3.1(c) hereof, and each such determination shall be conclusive and binding on Cableshare and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

      (a) in the case of any stock dividend or other distribution payable in Source Common Shares, the number of such shares issued in proportion to the number of Source Common Shares previously outstanding;

      (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Source Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Source Common Shares), the relationship between the exercise price of each such right, option or warrant and the current market value (as determined by the Board of Directors in the manner above contemplated) of a Source Common Share;

      (c) in the case of the issuance or distribution of any other form of property (including, without limitation, any shares or securities of Source of any class other than Source Common Shares, any rights, options or warrants other than those referred to in Section 3.5(b) above, any evidences of indebtedness of Source or any assets of Source), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Source Common Share and the current market value (as determined by the Board of Directors in the manner above contemplated) of a Source Common Share; and

      (d) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Source Common Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

For purposes of the foregoing determinations, the current market value of any security listed and traded or quoted on a securities exchange shall be the weighted average of the daily trading prices of such security during a period of not less than 20 consecutive trading days ending not more than five trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the current market value thereof shall be determined by the Board of Directors, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), and provided further that any such determination by the Board of Directors shall be conclusive and binding on Cableshare and its shareholders.

                                   ARTICLE 4

                              CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, Cableshare shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 10.2 of these share provisions:

      (a) pay any dividends on the Common Shares, the Class A Preference Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares, Class A Preference Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

      (b) redeem or purchase or make any capital distribution in respect of Common Shares, Class A Preference Shares or any other shares ranking junior to the Exchangeable Shares;

      (c) redeem or purchase any other shares of Cableshare ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

      (d) issue any Exchangeable Shares or any other shares of Cableshare ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares.

The restrictions in Sections 4.1(a), 4.1(b) and 4.1(c) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared to date on the Source Common Shares shall have been declared on the Exchangeable Shares and paid in full.

                                   ARTICLE 5

                          DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of Cableshare or any other distribution of the assets of Cableshare among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of Cableshare in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of Cableshare among the holders of the Common Shares, Class A Preference Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to:

      (a) the Current Market Price of a Source Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by Cableshare causing to be delivered to such holder one Source Common Share; plus

      (b) an additional amount equivalent to the full amount of all then declared and unpaid dividends on each such Exchangeable Share (collectively the "Liquidation Amount").

5.2 On or promptly after the Liquidation Date, and subject to the exercise by Source of the Liquidation Call Right, Cableshare shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Business Corporations Act (Ontario) and the by-laws of Cableshare and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of Cableshare or at any office of the Transfer Agent as may be specified by Cableshare by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of Cableshare for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of Cableshare or at any office of the Transfer Agent as may be specified by Cableshare by notice to the holders of Exchangeable Shares, on behalf of Cableshare of certificates representing Source Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of Cableshare payable at par at any branch of the bankers of Cableshare in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom by Cableshare). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. Cableshare shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Source Common Shares delivered to them.

5.3 After Cableshare has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to
Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of Cableshare.

                                   ARTICLE 6

                  RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Source of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require Cableshare to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to (a) the Current Market Price of a Source Common Share on the last Business Day prior to the Retraction Date, which shall be satisfied in full by Cableshare causing to be delivered to such holder one Source Common Share for each Exchangeable Share presented and surrendered by the holder, plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon (collectively the "Retraction Price", provided that if the record date for any such declared and unpaid dividends occurs on or after the Retraction Date, the Retraction Price shall not include such additional amount equivalent to the declared and unpaid dividends). To effect such redemption, the holder shall present and surrender at the registered office of Cableshare or at any office of the Transfer Agent as may be specified by Cableshare by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have Cableshare redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Business Corporations Act (Ontario) and the by-laws of Cableshare and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to Cableshare:

      (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by Cableshare;

      (b) stating the Business Day on which the holder desires to have Cableshare redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by Cableshare and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the fifteenth Business Day after the date on which the Retraction Request is received by Cableshare; and

      (c) acknowledging the overriding right (the "Retraction Call Right") of Source to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Source in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

6.2 Subject to the exercise by Source of the Retraction Call Right, upon receipt by Cableshare or the Transfer Agent in the manner specified in Section
6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have Cableshare redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, Cableshare shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by Source pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of Cableshare.

6.3 Upon receipt by Cableshare of a Retraction Request, Cableshare shall immediately notify Source thereof. In order to exercise the Retraction Call Right, Source must notify Cableshare in writing of its determination to do so (the "Source Call Notice") within five Business Days of notification to Source by Cableshare of the receipt by Cableshare of the Retraction Request. If Source does not so notify Cableshare within such five Business Day period, Cableshare will notify the holder as soon as possible thereafter that Source will not exercise the Retraction Call Right. If Source delivers the Source Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Source in accordance with the Retraction Call Right. In such event, Cableshare shall not redeem the Retracted Shares and Source shall purchase from such holder and such holder shall sell to Source on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share. For the purposes of completing a purchase pursuant to the Retraction Call Right, Source shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing Source Common Shares and a cheque in the amount of the remaining portion, if any, of the total Purchase Price (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom by Source). Provided that the total Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by Cableshare of such Retracted Shares shall take place on the Retraction Date. In the event that Source does not deliver a Source Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, Cableshare shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4 Cableshare or Source, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of Cableshare for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of Cableshare or at any office of the Transfer Agent as may be specified by Cableshare by notice to the holders of Exchangeable Shares, certificates representing the Source Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request in payment of the total Retraction Price or the total Purchase Price, as the case may be, and a cheque of Cableshare payable at par at any branch of the bankers of Cableshare in payment of the remaining portion, if any, of the total Retraction Price (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom by Cableshare) or a cheque of Source payable at par and in Canadian dollars at any branch of the bankers of Source or of Cableshare in Canada in payment of the remaining portion, if any, of the total Purchase Price, as the case may be, and such delivery of such certificates and cheque on behalf of Cableshare or by Source, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheque (plus any tax deducted and withheld therefrom and remitted to the proper tax authority), unless such cheque is not paid on due presentation.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by Cableshare or purchased by Source shall thereafter be considered and deemed for all purposes to be a holder of the Source Common Shares delivered to it.

6.6 Notwithstanding any other provision of this Article 6, Cableshare shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If Cableshare believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Source shall not have exercised the Retraction Call Right with respect to the Retracted Shares, Cableshare shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by Cableshare. In any case in which the redemption by Cableshare of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, Cableshare shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of Cableshare, representing the Retracted Shares not redeemed by Cableshare pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, the holder of any such Retracted Shares not redeemed by Cableshare pursuant to Section 6.2 of these share provisions as a result of solvency requirements of applicable law shall be deemed by giving the Retraction Request to require Source to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Source to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to Cableshare before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Source shall be deemed to have been revoked.

                                   ARTICLE 7

                REDEMPTION OF EXCHANGEABLE SHARES BY CABLESHARE

7.1 Subject to applicable law, and subject to the exercise by Source of the Redemption Call Right, Cableshare shall on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount per share equal to (a) the Current Market Price of a Source Common Share on the last Business Day prior to the Automatic Redemption Date, which shall be satisfied in full by Cableshare causing to be delivered to each holder of Exchangeable Shares one Source Common Share for each Exchangeable Share held by such holder, plus
(b) an additional amount equivalent to the full amount of all declared and unpaid dividends thereon (collectively, the "Redemption Price").

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, Cableshare shall, at least 120 days before the Automatic Redemption Date, send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by Cableshare or the purchase by Source under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right.

7.3 On or after the Automatic Redemption Date and subject to the exercise by Source of the Redemption Call Right, Cableshare shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of Cableshare or at any office of the Transfer Agent as may be specified by Cableshare in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Business Corporations Act (Ontario) and the by-laws of Cableshare and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of Cableshare or by holding for pick-up by the holder at the registered office of Cableshare or at any office of the Transfer Agent as may be specified by Cableshare in such notice, on behalf of Cableshare of certificates representing Source Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of Cableshare payable at par at any branch of the bankers of Cableshare in respect of the additional amount equivalent to the full amount of all declared and unpaid dividends comprising part of the total Redemption Price (in each case less any amounts withheld on account of tax required to be withheld and remitted therefrom by Cableshare). On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. Cableshare shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice (less any amounts withheld on account of tax required to be withheld and remitted therefrom by Cableshare). Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Source Common Shares delivered to them.

                                   ARTICLE 8

                           PURCHASE FOR CANCELLATION

8.1 Subject to applicable law and the articles of Cableshare, Cableshare may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share together with an amount equal to all declared and unpaid dividends thereon. If in response to an invitation for tenders under the provisions of this Section 8.1, more Exchangeable Shares are tendered at a price or prices acceptable to Cableshare than Cableshare is prepared to purchase, the Exchangeable Shares to be purchased by Cableshare shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to Cableshare, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than Cableshare is prepared to purchase after Cableshare has purchased all the shares tendered at lower prices. If part only of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of Cableshare.

                                   ARTICLE 9

                                 VOTING RIGHTS

9.1 Except as required by applicable law, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of Cableshare or to vote at any such meeting.

                                   ARTICLE 10

                             AMENDMENT AND APPROVAL

10.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

10.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 25% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 25% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting, the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

                                   ARTICLE 11

          RECIPROCAL CHANGES, ETC. IN RESPECT OF SOURCE COMMON SHARES

11.1 Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that Source will not without the prior approval of Cableshare and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions:

      (a) issue or distribute Source Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Source Common Shares) to the holders of all or substantially all of the then outstanding Source Common Shares by way of stock dividend or other distribution, other than an issue of Source Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Source Common Shares) to holders of Source Common Shares who exercise an option to receive dividends in Source Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Source Common Shares) in lieu of receiving cash dividends;

      (b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Source Common Shares entitling them to subscribe for or to purchase Source Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Source Common Shares);

      (c) issue or distribute to the holders of all or substantially all of the then outstanding Source Common Shares:

          (i) shares or securities of Source of any class other than Source Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Source Common Shares);

          (ii) rights, options or warrants other than those referred to in
               Section 11.1(b) above;

          (iii) evidences of indebtedness of Source; or

          (iv)  assets of Source;

          unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares; or

      (d) each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that Source will not without the prior approval of Cableshare and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions:

          (i) subdivide, redivide or change the then outstanding Source Common Shares into a greater number of Source Common Shares;

          (ii) reduce, combine or consolidate or change the then outstanding Source Common Shares into a lesser number of Source Common Shares; or

          (iii) reclassify or otherwise change the Source Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Source Common Shares;

          unless the same or an economically equivalent change shall simultaneously be made to, or in, the rights of the holders of, the Exchangeable Shares.

The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions.

                                   ARTICLE 12

                 ACTIONS BY CABLESHARE UNDER SUPPORT AGREEMENT

12.1 Cableshare will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Source with all provisions of the Support Agreement applicable to Cableshare and Source, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of Cableshare all rights and benefits in favour of Cableshare under or pursuant to such agreement.

12.2 Cableshare shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

      (a) adding to the covenants of the other party or parties to such agreement for the protection of Cableshare or the holders of the Exchangeable Shares thereunder;

      (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

      (c) making such changes in or corrections to such agreement which, on the advice of counsel to Cableshare, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   ARTICLE 13

                                     LEGEND

13.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

                                   ARTICLE 14

                                    NOTICES

14.1 Any notice, request or other communication to be given to Cableshare by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of Cableshare and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by Cableshare.

14.2 Any presentation and surrender by a holder of Exchangeable Shares to Cableshare or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of Cableshare or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of Cableshare or to such office of the Transfer Agent as may be specified by Cableshare, in each case addressed to the attention of the President of Cableshare. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by Cableshare or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

14.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of Cableshare shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of Cableshare or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by Cableshare pursuant thereto.

                                   SCHEDULE A

                              NOTICE OF RETRACTION

To Cableshare Inc. and Source Media, Inc.

       This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

       The undersigned hereby notifies Cableshare that, subject to the Retraction Call Right referred to below, the undersigned desires to have Cableshare redeem in accordance with Article 6 of the Share Provisions:

[ ]  all share(s) represented by this certificate; or

[ ]  ________________________ share(s) only.

       The undersigned hereby notifies Cableshare that the Retraction Date shall be ________________________ .

NOTE: The Retraction Date must be a Business Day and must not be less than 10
       Business Days nor more than 15 Business Days after the date upon which this notice is received by Cableshare. In the event that no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by Cableshare.

      The undersigned acknowledges the Retraction Call Right of Source to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retractable Shares to Source in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If Source determines not to exercise the Retraction Call Right, Cableshare will notify the undersigned of such fact as soon as practicable. This notice of retraction, and the offer to sell the Retracted Shares to Source, may be revoked and withdrawn by the undersigned only by notice in writing given to Cableshare at any time before the close of business on the second Business Day immediately preceding the Retraction Date.

       The undersigned acknowledges that if, as a result of solvency provisions of applicable law, Cableshare is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Source to purchase the unredeemed Retracted Shares.

       The undersigned hereby represents and warrants to Cableshare and Source that the undersigned:

[ ]  is

                  (select one)

[ ]  is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS NOT A NON-RESIDENT OF CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX WILL BE MADE FROM AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

       The undersigned hereby represents and warrants to Cableshare and Source that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by Cableshare or Source, as the case may be, free and clear of all liens, claims and encumbrances.



------------------  ------------------------------  ---------------------------
(Date)                (Signature of Shareholder)      (Guarantee of Signature)

[ ] Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder by the Transfer Agent, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of Cableshare and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.




-------------------------------------------    ---------------------------------
Name of Person in Whose Name Securities or     Date
Cheque(s) Are to be Registered, Issued or
Delivered (please print)


--------------------------------------------   ---------------------------------
Street Address or P.O. Box                     Signature of Shareholder


--------------------------------------------   ---------------------------------
City, Province and Postal Code                 Signature Guaranteed by


NOTE: If the notice of retraction is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of Cableshare represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of Cableshare, unless the Share Transfer Power on the share certificate is duly completed in respect of such share(s).

               PROVISIONS ATTACHING TO CLASS A PREFERENCE SHARES

      The rights, privileges, restrictions and conditions attaching to the Class A Preference Shares, as a class, are as follows:

                                   ARTICLE 1

                DIRECTORS' AUTHORITY TO ISSUE ONE OR MORE SERIES

1.1 The board of directors of Cableshare may issue the Class A Preference Shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors of Cableshare shall fix the number of shares in such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to attach to the shares of such series including, without limiting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of preferential dividends, whether cumulative or non-cumulative or partially cumulative, and whether such rate(s), amount or method(s) of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which such preferential dividends shall accrue, the redemption price and terms and conditions of redemption (if any), the rights of retraction (if any), and the prices and other terms and conditions of any rights of retraction and whether any additional rights of retraction may be vested in such holders in the future, voting rights and conversion or exchange rights (if any) and any sinking fund, purchase fund or other provisions attaching thereto. Before the issue of the first shares of a series, the board of directors of Cableshare shall send to the Director (as defined in the Business Corporations Act (Ontario)) articles of amendment in the prescribed form containing a description of such series, including the designation, rights, privileges, restrictions and conditions determined by the directors.

                                   ARTICLE 2

                      RANKING OF CLASS A PREFERENCE SHARES

2.1 No rights, privileges, restrictions or conditions attaching to a series of Class A Preference Shares shall confer upon a series a priority in respect of dividends or return of capital in the event of the liquidation, dissolution or winding-up of Cableshare over any other series of Class A Preference Shares. The Class A Preference Shares of each series shall rank on a parity with the Class A Preference Shares of every other series with respect to priority in the payment of dividends and the return of capital and the distribution of assets of Cableshare in the event of the liquidation, dissolution or winding-up of Cableshare, whether voluntary or involuntary, or any other distribution of the assets of Cableshare among its shareholders for the purpose of winding up its affairs.

2.2 The Class A Preference Shares shall be entitled to priority over the common shares of Cableshare and over any other shares of any other class of Cableshare ranking junior to the Class A Preference Shares with respect to priority in the payment of dividends and the return of capital and the distribution of assets in the event of the liquidation, dissolution or winding-up of Cableshare, whether voluntary or involuntary, or any other distribution of the assets of Cableshare among its shareholders for the purpose of winding up its affairs.

2.3 If any amount of cumulative dividends, whether or not declared, or declared non-cumulative dividends or amount payable on a return of capital in the event of the liquidation, dissolution or winding-up of Cableshare in respect of a series of Class A Preference Shares is not paid in full, the Class A Preference Shares of all series shall participate rateably in respect of all accumulated cumulative dividends, whether or not declared, and all declared non-cumulative dividends in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of amounts payable on return of capital in the event of the liquidation, dissolution or winding-up of Cableshare in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Class A Preference Shares with respect to amounts payable on return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

2.4 The Class A Preference Shares of any series may also be given such other preferences not inconsistent with the provisions hereof over the common shares and over any other shares ranking junior to the Class A Preference Shares as may be determined in the case of such series of Class A Preference Shares.

2.5 In the event of the liquidation, dissolution or winding-up of Cableshare, whether voluntary or involuntary, or any other distribution of the assets of Cableshare among its shareholders for the purpose of winding up its affairs, the holders of each series of Class A Preference Shares shall, before any amount shall be paid to or any property or assets of Cableshare distributed among the holders of the common shares of Cableshare or any other shares of Cableshare ranking junior to the Class A Preference Shares, be entitled to receive: (i) an amount equal to the stated capital attributed to each series of Class A Preference Shares, respectively, together with, in the case of a series of Class A Preference Shares entitled to cumulative dividends thereon, all unpaid accumulated cumulative dividends, whether or not declared (which for such purpose shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which such cumulative dividends were paid up to but excluding the date of distribution) and, in the case of a series of Class A Preference Shares entitled to non-cumulative dividends, all declared and unpaid non-cumulative dividends thereon; and (ii) if such liquidation, dissolution, winding-up or distribution shall be voluntary, an additional amount, if any, equal to any premium which would have been payable on the redemption of any series of Class A Preference Shares had they been called for redemption by Cableshare effective the date of distribution and, if any series of Class A Preference Shares could not be redeemed on such date, then an additional amount equal to the greatest premium, if any, which would have been payable on the redemption of any other series of Class A Shares.

                                   ARTICLE 3

                RESTRICTIONS ON DIVIDENDS AND REDEMPTIONS, ETC.

3.1 Except with the approval of all the holders of any issued and outstanding Class A Preference Shares, no dividends shall at any time be declared or paid on or set apart for payment on the common shares or any other shares of Cableshare ranking junior to the Class A Preference Shares unless all dividends up to and including the dividend payable for the last completed period for which such dividends shall be payable on each series of Class A Preference Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declaration or payment or setting apart for payment on the common shares or such other shares of Cableshare ranking junior to the Class A Preference Shares; nor shall Cableshare call for redemption, redeem, purchase for cancellation, acquire for value or reduce or otherwise pay off any of the Class A Preference Shares (less than the total amount then outstanding) or any common shares or any other shares of Cableshare ranking junior to the Class A Preference Shares unless and until all dividends up to and including the dividends payable for the last completed period for which such dividends shall be payable on each series of the Class A Preference Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, acquisition, reduction or other payment.

                                   ARTICLE 4

                                 VOTING RIGHTS

4.1 Except as hereinafter referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of Class A Preference Shares, the holders of the Class A Preference Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of Cableshare.

                                   ARTICLE 5

                      SPECIFIC MATTERS REQUIRING APPROVAL

5.1 The approval of the holders of the Class A Shares, given in the manner described in section 6.1 below, shall be required for the creation of any new shares ranking prior to or on a parity with the Class A Preference Shares, and if, but only so long as, any cumulative dividends are in arrears or any declared non-cumulative dividends are unpaid on any outstanding series of Class A Preference Shares, for the issuance of any additional series of Class A Preference Shares or of any shares ranking prior to or on a parity with the Class A Preference Shares.

5.2 The provisions of section 1.1 to 6.1, inclusive, may be deleted, amended, modified or varied in whole or in part by a certificate of amendment issued by the Director appointed under the Business Corporations Act (Ontario), but only with the prior approval of the holders of the Class A Preference Shares given as hereinafter specified in addition to any other approval required by the Business Corporations Act (Ontario) or any other statutory provision of like or similar effect, from time to time in force.

                                   ARTICLE 6

            APPROVAL OF THE HOLDERS OF THE CLASS A PREFERENCE SHARES

6.1 The approval of the holders of the Class A Preference Shares with respect to any and all matters hereinbefore referred to may be given by at least two-thirds of the votes cast at a meeting of the holders of the Class A Preference Shares duly called for that purpose and held upon at least 21 days' notice at which the holders of 25% of the outstanding Class A Preference Shares are present or represented by proxy. If at any such meeting the holders of 25% of the outstanding Class A Preference Shares are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being not less than 30 days later and to such time and place as may be appointed by the chairman and not less than 21 days' notice shall be given of such adjourned meeting. At such adjourned meeting, the holders of the Class A Preference Shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed thereat by not less than two-thirds of the votes cast at such adjourned meeting shall constitute the approval of the holders of the Class A Preference Shares referred to above. The formalities to be observed with respect to the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed by the Business Corporations Act (Ontario) and the by-laws of Cableshare with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting, every holder of Class A Preference Shares shall be entitled to one vote in respect of each Class A Preference Share held.